Exhibit 10(bm)











                               EXCHANGE AGREEMENT

                                     Between

                                 NCT GROUP, INC.

                                       and

                                CRAMMER ROAD LLC


                         ------------------------------


                                  June 21, 2002

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     EXCHANGE AGREEMENT,  dated as of June 21, 2002 (this "Agreement"),  between
NCT GROUP, INC., a Delaware corporation (the "Company"), and CRAMMER ROAD LLC, an entity organized and existing under the laws of The Cayman Islands ( "Investor").

                                    RECITALS

     A. The Investor owns in the aggregate, 12,000 shares of the common stock, par value $.01 per share (the "DMC-NY Shares"), of DMC New York, Inc., a Delaware corporation ("DMC-NY").

     B. The Investor desires to exchange, the DMC-NY Shares for shares of the Company's newly issued Series H 4% Convertible Preferred Stock, $.10 par value per share ("Preferred Stock"), according to the terms and conditions set forth below.

                                    AGREEMENT

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

Section 1. Certain Definitions. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated in this Section 1.1:

     "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a U.S. federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government actions to close.

     "Certificate of Designation" shall have the meaning set forth in Section 2.1(a).

     "Closing" shall have the meaning set forth in Section 2.1(b).

     "Closing Date" shall have the meaning set forth in Section 2.1(b).

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's common stock, par value $.01 per share.

     "Company" shall have the meaning set forth in the preamble hereto.

     "Conversion Price" shall have the meaning set forth in the Certificate of Designation.

     "Conversion Rate" shall have the meaning set forth in the Certificate of Designation.

     "Disclosure Materials" means, collectively, the SEC Documents and the Schedules to this Agreement and all other information furnished by or on behalf of the Company, relating to or concerning the Company, to the Investor or its agents and counsel in connection with the transactions contemplated by this Agreement.

     "DMC-NY" shall have the meaning set forth in the recitals hereto.

     "DMC-NY Shares" shall have the meaning set forth in the recitals hereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.

     "Initial Reserve" shall have the meaning set forth in Section 3.1(d).

     "Intellectual Property Rights" shall have the meaning set forth in Section 3.1(n).

     "Investor" shall have the meaning set forth in the recitals hereto.

     "Legal Opinion" means the legal opinion letter of Mark Melnick, Esq., Vice President, General Counsel and Secretary of the Company, or outside counsel to the Company, addressed to the Investor, dated the Closing Date and in form and substance acceptable to the Investor.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, right of first refusal, charge, security interest or encumbrance of any kind in or on such asset or the revenues or income thereon or therefrom.

     "Material  Adverse  Effect"  shall  have the  meaning  set forth in Section
3.1(a).

     "Original Issue Date" shall mean the first issuance of any Shares by the Company, regardless of the number of transfers of any particular Share and regardless of the number of certificates which may be issued to evidence any particular Share.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock" shall have the meaning set forth in the recitals hereto.

     "Registration Rights Agreement" means the registration rights agreement, dated as of the date hereof, between the Company and the Investor, in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

     "Registration Statement" means a registration statement under the Securities Act prepared by the Company and filed with the Commission in accordance with the Registration Rights Agreement, covering the resale of the Underlying Shares and naming the holder or holders of such Underlying Shares as "selling stockholders" thereunder.

     "Required Approvals" shall have the meaning set forth in Section 3.1(f).

     "SEC Documents" means the Company's reports, schedules, forms and proxy statements filed with the Commission under the Securities Act and the Exchange Act.

     "Securities" means, collectively, the Shares and the Underlying Shares.

     "Securities Act" means the Securities Act of 1933, as amended, including the rules promulgated thereunder.

     "Shares" means the shares of Preferred Stock to be issued pursuant to this Agreement.

     "Stated Value" means the face amount of $10,000 per Share.

     "Subsidiaries" shall have the meaning set forth in Section 3.1(a).

     "Trading Day" shall have the meaning set forth in the Certificate of Designation.

     "Transaction Documents" means collectively, this Agreement, the Certificate of Designation, and the Registration Rights Agreement.

     "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Preferred Stock, and as payment of dividends thereon (assuming such dividends are to be paid in Common Stock).

                                   ARTICLE 2.
                               PURCHASE OF SHARES

Section 2.1 Exchange of Shares; Closing.

     (a) Subject to the terms and conditions set forth in this Agreement, the Company shall issue to the Investor, 1,800 shares of Preferred Stock, provided that the Investor shall deliver to the Company 12,000 DMC-NY Shares and $120,000 in cash to be exchanged therefor. The Shares issued pursuant to this Agreement shall have the respective rights, preferences and privileges set forth in Exhibit A (the "Certificate of Designation").

     (b) The closing of the purchase and sale of the Shares (the "Closing") shall take place at 10:00 A.M., local time, on or prior to June 28, 2002, at the offices of Krieger & Prager, LLP, 39 Broadway, New York, New York 10006, or at such other time or place as the Investor and the Company may agree in writing. The date of the Closing is hereinafter referred to as the "Closing Date."

     (c) At the Closing, (i) the Company shall deliver or cause to be delivered to the Investor (A) certificates representing one thousand eight hundred (1,800) Shares, (B) an executed Registration Rights Agreement, and (C) the Legal Opinion; (ii) the Investor shall deliver or cause to be delivered to the Company
(x) certificates representing twelve thousand (12,000) DMC-NY Shares, properly endorsed for transfer, and (y) $120,000 in cash; and (iii) each party hereto shall deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on its behalf at the Closing.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

     (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no active subsidiaries other than as set forth in the SEC Documents (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares or any Transaction Document,
(y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (a "Material Adverse Effect"). Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or result in a Material Adverse Effect.

     (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to otherwise carry out its obligations thereunder. The execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each Transaction Document has been duly executed by the Company and, when delivered in accordance with the terms hereof, each Transaction Document shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate or articles of incorporation, bylaws or other charter documents.

     (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in
Schedule 3.1(c), there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents or Schedule 3.1(c), no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock.

     (d) Issuance of Securities. The Shares are duly authorized and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company shall have, and at all times after its shareholders meet and approve a sufficient increase in the number of authorized shares of Common Stock, but not later than October 31, 2002 (the preliminary proxy statement for which meeting the Company shall file with the Commission by June 30, 2002), and thereafter while any Shares are outstanding shall use its best efforts to maintain, an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion, exercise and other obligations under this Agreement, or the Certificate of Designation, which reserve, subject to Section 4.7, shall be no less than the sum of (i) 150% of the number of shares of Common Stock as would be issuable upon conversion in full of the Shares, were such conversion effected on the Original Issue Date or the Filing Date (as defined in the Registration Rights Agreement), whichever yields a lower Conversion Price, and (ii) the number of shares of Common Stock as are issuable as payment of dividends on the Shares (assuming such dividends are to be paid in Common Stock) (such sum, the "Initial Reserve"). Until the filing of such increase in the authorized number of shares of Common Stock, the Corporation shall reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series H Preferred Shares, 100,000,000 shares of Common Stock to effect the conversion of the Series H Preferred Shares then issued and outstanding and lodge an instruction to that effect with its transfer agent. If at any time the sum of the number of shares of Common Stock issuable (a) upon conversion in full of the then outstanding Shares, and (b) as the payment of dividends for the next thirty-six (36) months on the Shares (assuming all such dividends are to be paid in Common Stock) exceeds 85% of the Initial Reserve, then the Company shall use its best efforts to duly reserve 150% of the number of shares of Common Stock equal to such excess to fulfill such obligations. This obligation shall similarly apply to successive excesses. When issued in accordance with the Certificate of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.

     (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) subject to obtaining the Required Approvals referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually and in the aggregate, would not have or result in a Material Adverse Effect.

     (f) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Secretary of State of Delaware, (ii) the filing of one or more Registration Statements with the Commission and the making of applicable blue-sky filings under state securities laws with respect to the Securities and the transactions contemplated hereby, each as contemplated hereby and by the Registration Rights Agreement,
(iii) the application for the listing of the Underlying Shares on the OTC Bulletin Board (and on each other national securities exchange, market or trading facility on which the Common Stock is then listed), and (iv) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not, individually or in the aggregate, have or result in a Material Adverse Effect (the "Required Approvals").

     (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which
(i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) would, individually or in the aggregate, have or result in a Material Adverse Effect.

     (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as would not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above, as has not been waived pursuant to an effective waiver, or disclosed in the SEC Documents or described in Schedule 3.1(h).

     (i) Private Offering. Assuming the accuracy of the representations and warranties of the Investor contained in Sections 3.2(a)-3.2(f), the offering, issuance or sale of the Securities as contemplated hereunder are exempt from the registration requirements of the Securities Act.

     (j) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, placement agent, or bank with respect to the transactions contemplated hereby. The Investor shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(j) that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless Investor, their respective employees, officers, directors, agents, and partners, and their respective
Affiliates, from and against all claims, losses, damages, costs (including attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

     (k) SEC Documents; Financial Statements; No Adverse Change. Except for its Quarterly Report on Form 10-Q for the period ending September 30, 2000 and its Annual Report on Form 10-K for the period ending December 31, 2001, the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the
Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations, retained earnings and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002, as amended to the date hereof, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) there has been no material change in the Company's accounting principles, practices or methods and (c) the Company has conducted its business only in the ordinary course of such business. The Company last filed audited financial statements with the Commission on April 30, 2002, and has not received any comments from the Commission in respect thereof.

     (l) Seniority. No equity securities of the Company outstanding as of the date hereof, are senior to the Shares in right of payment, whether with respect to dividends or upon liquidation, dissolution or otherwise.

     (m) Listing and Maintenance Requirements Compliance. Other than as specifically disclosed in writing to the Investor, the Company has not in the two years prior to the date hereof received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company has provided to the Investor true and complete copies of all such notices contemplated by this Section. To the Company's knowledge, it presently meets, and will continue to meet for the foreseeable future (assuming no changes in the applicable listing requirements), the currently applicable listing requirements of the NASD relative to its continued listing on the OTC Bulletin Board.

     (n) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. Except as disclosed in the SEC Documents, the Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. Except as disclosed in the SEC Documents, to the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

     (o) Disclosure. All information relating to or concerning the Company set forth in the Transaction Documents or the Disclosure Materials (other than the SEC Documents) is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that it has not provided to the Investor or any of its representatives, agents or counsel any information that constitutes material non-public information. The Company is not in possession of, nor has the Company or its agents disclosed to Investor, any material non-public information that (a) if disclosed, would reasonably be expected to have a materially adverse effect on the price of the Common Stock or (b) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed. Each of the Company, its officers, directors, employees and agents shall in no event disclose non-public information to Investor, advisors to or representatives of Investor, unless prior to disclosure of such information, the Company identifies such information as being non-public information and provides Investor, such advisors and representatives with the opportunity in writing to accept or refuse to accept such non-public information for review and the Investor in writing agrees to accept such non-public information. The Company may, as a condition to disclosing any non-public information hereunder, require Investor's advisors and representatives to enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and Investor.

     (p) Control Persons. None of the following has occurred during the past ten
(10) years with respect to the Company (or any subsidiary or predecessor entity) or control person of the Company (a "Control Person"):

     (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) Such  Control  Person was  convicted in a criminal  proceeding  or is a
     named  subject  of  a  pending  criminal   proceeding   (excluding  traffic
     violations and other minor offenses);

     (3) Such Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

          (i) Acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) Engaging in any type of business practice; or

          (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

     (4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph
     (3) of this item, or to be associated with persons engaged in any such activity;

     (5) Such person was found by a court of competent jurisdiction in a civil action or by the CFTC or Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or Commission has not been subsequently reversed, suspended, or vacated.

     The Investor acknowledges and agrees that Company makes no representations or warranties with respect to transactions contemplated hereby other than those specifically set forth in this Section 3.1.

Section 3.2 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

     (a) Organization; Authority. Such Investor is an entity organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out its obligations thereunder. The acquisition of the Securities to be acquired hereunder and the exchange and delivery of the DMC-NY Shares by such Investor have been duly authorized by all necessary action on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor and, when delivered by such Investor in accordance with the terms hereof, shall constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

     (b) Investment Intent. Such Investor is acquiring the Securities to be acquired hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Investor's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

     (c) Investor Status. At the time such Investor was offered the Securities to be acquired hereunder by such Investor, it was, and at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (d) Experience of Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

     (e) Ability of Investor to Bear Risk of Investment. Such Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk. Such Investor is able to bear the economic risk of an investment in the Securities to be acquired hereunder by such Investor, and, at the present time, is able to afford a complete loss of such investment.

     (f) Reliance. Such Investor understands and acknowledges that (i) the Securities to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Investor hereby consents to such reliance.

     (g) Information. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor.

     (h) No General Solicitation . At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     (i) No Encumbrances .The DMC-NY Shares are free and clear of any encumbrances of every nature whatsoever. Investor is the sole owner of the DMC-NY Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable.

     (j) No Other Representations .Except as specifically set forth herein, Investor makes no representations or warranties with respect to DMC-NY, its financial status, earnings, assets, liabilities, corporate status, or any other matters.

     (k)  The  Company   acknowledges   and  agrees  that   Investor   makes  no
representations or warranties with respect to transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                  ARTICLE IV.
                        OTHER AGREEMENTS OF THE PARTIES

Section 4.1 Transfer Restrictions. (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to (i) any transfer of Securities by the Investor to an Affiliate of the Investor, or any transfers among any such Affiliates, and (ii) any transfer by the Investor to any investment entity under common management with the Investor, provided in each case of clauses (i) and (ii) the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall have the rights of the Investor under this Agreement and the Registration Rights Agreement.

     (b) The Investor agrees to the  imprinting,  so long as is required by this
Section 4.1(b), of the following legend (or such substantially similar legend as is acceptable to the Investor and their counsel, the parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

     [FOR SHARES] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     [ONLY FOR UNDERLYING SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF CONVERSION, ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     Underlying Shares shall not contain the legend set forth above or any other restrictive legend if all of the following conditions are satisfied: (i) there is an effective Registration Statement at such time, (ii) the Investor has delivered a certificate to the Company to the effect that the Investor will comply with all applicable prospectus delivery requirements under the Securities Act in any sale or transfer of the Underlying Shares by the Investor, and (iii) the Investor has delivered to the Company an opinion of counsel (acceptable to the Company) that such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Investor, upon request, with a certificate or certificates representing
Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 4.1(b).

Section 4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon (i) conversion of the Shares and as payment of dividends thereon may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Certificate of Designation is unconditional and absolute regardless of the effect of any such dilution.

Section 4.3 Furnishing of Information. As long as the Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Investor may resell all of its Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Investor) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section
4.3. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 4.4 Blue Sky Laws. The Company shall qualify the Underlying Shares under the securities or Blue Sky laws of such jurisdictions in accordance with the Registration Rights Agreement.

Section 4.5 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issuance, offer or sale of the Securities to the Investor.

Section 4.6 [INTENTIONALLY OMITTED]

Section 4.7 Right of First Refusal.

     (a) Except pursuant to a Private Equity Credit Agreement between the Company and the Investor, the Company shall not, directly or indirectly, without the prior written consent of the Investor, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire shares of Common Stock at any time over the life of the security or investment at a price that is less than the market price of the Common Stock at the time of issuance of such security or instrument (a "Subsequent Placement") for a period of one hundred eighty (180) days after the Effectiveness Date (as defined in the Registration Rights Agreement), except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants or options in each case disclosed in Schedule 3.1(c),(iii) shares of Common Stock issued in connection with the capitalization or creation of a joint venture with a strategic partner (a Person whose business is primarily that of investing and selling of securities shall not be deemed a strategic partner), (iv) shares of Common Stock issued to pay part or all of the purchase price for the acquisition by the Company of a Person (which, for purposes of this clause (iv), shall not include an individual or group of individuals) and (v) shares of Common Stock issued in a bona fide public offering by the Company of its (and not of any of its stockholders') securities, unless (A) the Company delivers to each Preferred Stock Investor a written notice (the "Subsequent Placement Notice") of its intention effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected (if known to the Company), and attached to which shall be a term sheet or similar document relating thereto and (B) no Investor shall have notified the Company by 5:00 p.m. (New York City time) on the third
(3rd) Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If no Investor shall notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice (if such Persons are set forth in the Subsequent Placement Notice); provided, that the Company shall provide each Preferred Stock Investor with a second Subsequent Placement Notice, and the Investors shall again have the right of first refusal set forth above in this Section, if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within sixty (60) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) (if any) identified in the Subsequent Placement Notice. If the Investor shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Preferred Stock Investor shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Investor's pro rata portion of the total number of the shares of Preferred Stock purchased under this Agreement, but the Company shall not be required to accept financing from the Investors in an amount in excess of the amount set forth in the Subsequent Placement Notice.

     (b) Except for Underlying Shares, and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement (and except as set forth on Schedule 5 (b) to the Registration Rights Agreement), the Company shall not, for at least ninety (90) Trading Days after the date that the Registration Statement is declared effective by the Commission, without the prior written consent of the Investor, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S under the Securities Act of 1933, or (ii) register for resale any securities of the Company. Any days that a Preferred Stock Investor is not permitted to sell Underlying Shares under the Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

     (c) For purposes of this Section, "Preferred Stock Investor" shall mean the holder of any then issued and outstanding shares of Series H Preferred Stock or Shares.

Section 4.8 Listing of Underlying Shares. The Company shall (a) not later than the time prescribed by the rules and regulations of the NASD , prepare and file with the OTC Bulletin Board (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed), if necessary for listing, an additional shares listing application covering at least one hundred fifty percent (150%) of the Underlying Shares as would be issuable upon a conversion in full of (and as payment of dividends in respect of) the Preferred Stock, assuming such conversion occurred on the date of such application, (b) take all steps necessary to cause such Underlying Shares to be approved for listing on the OTC Bulletin Board (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Investor evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market. In addition, if at any time the number of shares of Common Stock issuable on conversion of all then outstanding Preferred Stock, including accrued and unpaid dividends thereon, is greater than the number of shares of Common Stock theretofore listed with the OTC Bulletin Board (and any such other national securities exchange, market or trading facility), the Company shall, if necessary for listing, promptly take such action (including the actions described in the preceding sentence) to file an additional shares listing application with the NASD (and any such other national securities exchange, market or trading facility) covering at least a number of shares equal to the sum of one hundred fifty percent (150%) of (A) the number of Underlying Shares as would then be issuable upon a conversion in full of the Preferred Stock, and (B) the number of Underlying Shares as would be issuable as payment of dividends on the Preferred Stock.

Section 4.9 Notice of Breaches. Each of the Company and the Investor shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Documents to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section 4.9 shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document. Notwithstanding the generality of the foregoing, the Company shall promptly notify the Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Investor a copy of any written statement in support of, allegedly in support of, or relating to such claim or notice.

Section 4.10 Conversion Procedures. If the Company changes its transfer agent at any time prior to the conversion of all of the Shares held by the Investor, the Company shall deliver any transfer agent instructions to such replacement transfer agent and cause such transfer agent to comply therewith.

Section 4.11 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Shares and shall deliver Underlying Shares upon such conversions and exercises in accordance with the respective terms and conditions and time periods set forth in the Certificate of Designation.

Section 4.12 Transfer of Intellectual Property Rights. Except for (i) exclusive licenses granted to Affiliates, (ii) in the ordinary course of the Company's business consistent with past practice, (iii) in connection with the sale of all or substantially all of the assets of the Company, (iv) upon payment of fair consideration,or (v) as security for financing being provided by Carole Salkind, members of her immediate family, and Affiliates of her and such family members, neither the Company nor any subsidiary shall transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

Section 4.13 Registration Rights. The Company's obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Underlying Shares, including, but not necessarily limited to, the Company's commitment to file a registration statement including the Underlying Shares, to have the registration of the Underlying Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

Section 4.14 Release. Effective upon the mutual execution hereof, the Company, for itself and on behalf of all Affiliates, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Investor, and
Investor's direct and indirect partners, officers, directors, employees, Affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the date of execution of this Agreement, that the Company may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Exchange Agreement, Registration Statement, and the agreements entered into by the Company and Investors in connection therewith (sometimes collectively referred to as the "Prior Agreements"). The Company also fully waives any offsets it may have with respect to the amounts owed under the Prior Agreements. Additionally, the Company represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released.

Section 4.15 Indemnification. If (i) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if such Investor is impleaded in any such action, proceeding or investigation by any Person, or (ii) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the Securities and Exchange Commission, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement, or if the Investor is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the
Company hereby agrees to indemnify, defend and hold harmless the Investor from and against and in respect of all losses, claims, liabilities, damages or expenses (collectively "Losses") resulting from, imposed upon or incurred by the Investor, directly or indirectly, and reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred ; provided, however, that this sentence shall not apply to the extent that such Losses are caused by, result from or arise out of any breach of this Agreement by the Investor or any intentionally wrongful or grossly negligent conduct by the Investor. The indemnification and reimbursement obligations of the Company under this Section 4.15 shall be in addition to any liability which the Company may otherwise have (other than matters specifically addressed in the Registration Rights Agreement, which shall be governed solely by that agreement), shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor, any such Affiliate and any such Person. The Company also agrees that neither the Investor nor any such Affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement, except as provided in or contemplated by this Agreement.

Section 4.16 Amendment of Certificate. The Company shall secure the approval of its Board of Directors for the filing of a proxy statement with Commission for shareholder approval to increase its authorized shares to not less than 995,000,000 shares of Common Stock , shall file a preliminary proxy statement with the Commission on or before June 30, 2002 and shall use its reasonable best efforts to cause such proxy statement to be promptly approved for distribution, hold such annual or special meeting of shareholders on the earliest practicable date but not later than October 31, 2002, take all steps necessary or prudent (including the retention of proxy solicitors at the Company's expense) to secure any necessary shareholder approval, and thereafter promptly file any necessary certificates with the appropriate governmental office in the State of Delaware.

Section 4.17 Change in Control . Without the prior written consent of the Investor, which consent shall not be unreasonably withheld, the Company shall not enter into any agreement or understanding which may, directly or indirectly, cause or effect the sale of or substantially all of its assets or a change in "control" which would necessitate a filing by the Company on Form 8-K; provided, however, that this Section 4.17 shall not apply during any period in which the Investor holds twenty percent (20%) or fewer of the Shares originally issued to it under this Agreement (adjusted for any stock splits or similar transactions).

                                   ARTICLE V.
                             CONDITIONS; TERMINATION

Section 5.1 Conditions Precedent.

     (a) Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation of the Company to sell the Shares hereunder to the Investor is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions: (i) Accuracy of the Investor's Representations and Warranties . The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;

          (ii) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, and

          (iii) No Prohibitions. The purchase of and payment for the Shares to be purchased by the Investor (and upon conversion thereof, the Underlying Shares) hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation.

     (b) Conditions Precedent to the Obligation of the Investor to Purchase the Shares. The obligation of the Investor to acquire and pay for the Shares to be acquired by it hereunder is subject to the satisfaction or waiver by the Investor, at or before the Closing, of each of the following conditions:

          (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

          (ii) Performance by the Company. The Company shall have performed, satisfied andcomplied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing;

          (iii) No Prohibitions. The purchase of and payment for the Shares to be purchased by the Investor (and upon conversion thereof, the Underlying Shares) hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation;

          (iv) Adverse Changes Error! Reference source not found.. No event or series of the aggregate, would have or result in a Material Adverse Effect shall have occurred between the date hereof and the Closing;

          (v) No Suspensions of Trading in Common Stock . Trading in the Common Stock shall not have been suspended from trading on the NASD OTC Bulletin Board at any time between the date hereof and the Closing;

     (d) (vi) Listing of Common Stock. The Common Stock shall have at all times between the date hereof and the Closing Date been listed for trading on the OTC Bulletin Board;

          (vii) Required Approvals. All Required Approvals shall have been obtained;

          (viii) Certificate of Designation. The Certificate of Designation shall have been duly filed with the Secretary of State of Delaware, and the Company shall have delivered a copy thereof to the Investor certified as filed by the office of the Secretary of State of Delaware.

Section 5.2 Termination.

     (a) Termination by Mutual Consent. This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing by the mutual consent of the Company and the Investor.

     (b) Termination by the Company or the Investor. This Agreement and the transactions contemplated hereby may be terminated prior to Closing by either the Company or the Investor, by giving written notice of such termination to the other party, if:

          (i) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or the transactions contemplated by the Transaction Documents or if the consummation of the Transaction Documents would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

          (ii) there shall have been an amendment to Regulation D promulgated under the Securities Act or an interpretive release promulgated or issued thereunder, which, in the reasonable judgment of the terminating party, is likely to have or result in a Material Adverse Effect.

     (c) Termination by the Company. This Agreement and the transactions contemplated hereby may be terminated prior to Closing by the Company, by giving written notice of such termination to the Investor, if (i) the Investor has breached in any material respect any representation, warranty, covenant or agreement contained in any Transaction Document and such breach is not cured within one (1) Business Day following receipt by the Investor of notice of such breach; or (ii) the Closing has not occurred by July 1, 2002 (other than through the fault of the Company).

     (d) Termination by the Investor. This Agreement and the transactions contemplated hereby may be terminated prior to Closing by the Investor, by giving written notice of such termination to the Company, if:

          (i)  the  Company  has   breached  in  any   material   respects   any
     representation, warranty, covenant or agreement contained in any Transaction Document and such breach is not cured within one (1) Business Day following receipt by the Company of notice of such breach;

          (ii)  there  has  occurred  an  event  or  series  of  events   which,
     individually or in the aggregate, is likely to have or result in a Material Adverse Effect which is not disclosed in the Disclosure Materials;

          (iii) trading in the Common Stock has been suspended on the NASD OTC Bulletin Board; or

          (iv) the Closing has not occurred by July 1, 2002 (other than through the fault of the Investor).

                                   ARTICLE V.
                                  MISCELLANEOUS

Section 6.1 Fees and Expenses. The Company shall pay $10,000 of the fees and expenses of the Investor's counsel, incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Investor shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

Section 6.2 Entire Agreement; Amendments, Exhibits and Schedules. This Agreement, together with the Exhibits and Schedules hereto, the Certificate of Designations, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings with regard to the issuance of the Series H Preferred Stock. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

Section 6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 6.3 later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day scheduled for delivery, if sent by nationally recognized overnight or other courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

    If to the Company:    NCT Group, Inc.
                          20 Ketchum Street
                          Westport, CT 06880
                          Attn:  Chief Financial Officer
                          Telephone No.: (203) 226-4447, ext. 3522
                          Telecopier No.: (203) 226-4338

    With copies to:       NCT Group, Inc.
                          20 Ketchum Street
                          Westport, CT 06880
                          Attn: General Counsel
                          Telephone No.: (203) 226-4447, ext. 3572
                          Telecopier No.: (203) 226-4338


    If to Investor:       Crammer Road LLC
                          Corporate Center
                          West Bay Road
                          Grand Cayman
                          Telephone No.: (284) 494-4770
                          Telecopier No.: (284) 494-4771

    With copies to:       Krieger & Prager, LLP
                          39 Broadway
                          New York, New York  10006
                          Fax: (212) 363-2999
                          Tel: (212) 363- 2900
                          Attn.  Samuel M. Krieger, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

Section 6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Investor, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Investor transfers Shares.

Section 6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 6.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 6.8 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement, any of the other Transaction Documents or the Prior Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

Section 6.9 Jury Trial Waiver. The Company and Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents

Section 6.10 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the conversion of the Shares.

Section 6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

Section 6.12 Publicity. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior written consent of the Investor, except to the extent required by law, in which case the Company shall provide the Investor with written notice of such public disclosure prior thereto, or promptly thereafter.

Section 6.13 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 6.14 Remedies. Each of the parties to this Agreement acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed as of the date first indicated above.


                                  NCT GROUP, INC.

Dated: June 24, 2002

                                  By:  /s/ CY E. HAMMOND
                                     -------------------------------------------
                                       Name:        Cy E. Hammond
                                       Title:       Senior Vice President
                                                    Chief Financial Officer



                                  CRAMMER ROAD LLC

Dated: June 26, 2002

                                  By:  /s/ Arlene DeCastro & Tracy Primus
                                     -------------------------------------------
                                       Name:        Navigator Management Ltd
                                       Title:       Director